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EXHIBIT 4.1


Number                                                                    Shares

                               [Camtek Ltd. Logo]

COMMON STOCK                        Camtek Ltd.                      SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

                                   Common Stock                CUSIP M20791 10 5


               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL


THIS CERTIFIES THAT


is the holder of


FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF THE NOMINAL VALUE NIS 0.01 PER SHARE, OF


                                   Camtek Ltd.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association of the Articles of the Corporation (a copy of which are on file at the office of the Corporation) to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Rafi Amit                                            /s/ Yotam Stern
-------------------------                                -----------------------
GENERAL MANAGER AND                   [SEAL]             CHIEF FINANCIAL OFFICER
CHAIRMAN OF THE BOARD OF DIRECTORS


COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Company
(New York)
Transfer Agent and Registrar


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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ____ Custodian ____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants           Act________________
         in common                                         (State)


Additional abbreviations may also be
used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________ Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated ___________________________________


                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                    UPON THE FACE OF CERTIFICATE IN EVERY
                    PARTICULAR, WITHOUT ALTERATION OR
                    ENLARGEMENT OR ANY CHANGE WHATSOEVER


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Signature(s) Guaranteed:



--------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.